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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 30, 2003
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)



         1-1511                                             38-0533580
         ---------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                        (Zip Code)


                                 (248) 354-7700
                                 --------------

              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

On January 31, 2003, Federal-Mogul Corporation issued a press release announcing that it has reached an agreement in principle with all its major U.S. creditor constituencies to the terms of a consensual plan of reorganization.

The press release related to the foregoing is attached hereto as an exhibit and incorporated herein by reference.

                                  EXHIBIT INDEX

                                -----------------

99.  Press release dated January 31, 2003.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 31, 2003


                            FEDERAL-MOGUL CORPORATION


                            By:       /s/ David M. Sherbin
                                     -------------------------------------------
                                     Name:  David M. Sherbin
                                     Title: Vice President, Deputy
                                            General Counsel and
                                            Secretary


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